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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 11, 2003

MARKWEST HYDROCARBON, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11566	84-1352233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO	80112-5000
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 303-290-8700

N/A
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

        On July 11, 2003, MarkWest Hydrocarbon, Inc. issued a press release announcing that on July 10, 2003, its Board of Directors declared a stock dividend of one share of MarkWest's common stock for each ten shares of common stock held by MarkWest's common stockholders of record as of the close of business on July 31, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

        N/A

(b) Pro forma Financial Information.

        N/A

(c) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated July 11, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKWEST HYDROCARBON, INC. (Registrant)
Date: July 15, 2003	By:	/s/ DONALD C. HEPPERMANN Donald C. Heppermann Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated July 11, 2003.

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  ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX